NAVARRE CORPORATION

                                 EXHIBIT 10.8.4


As of March 1, 1999


NAVARRE CORPORATION
7400 49th Avenue North
New Hope, Minnesota 55428

                   RE: AMENDMENT NO. 4 TO FINANCING AGREEMENTS

Gentlemen:

         Reference is made to the Loan and Security Agreement, dated June 12, 1997, between Congress Financial Corporation (Central) ("Lender") and Navarre Corporation ("Borrower"), as amended by Amendment No. 1 to Financing Agreements, dated as of September 19, 1997, and Amendment No. 2 to Financing Agreements, dated as of October 29, 1997, Amendment No. 3 dated as of May 1, 1998 (the "Loan Agreement"), and the Pledge and Security Agreement dated June 12, 1997 between Borrower and Lender (the "Pledge Agreement"), together with all other agreements, documents, supplements and instruments now or at any time hereafter executed and/or delivered by Borrower or any other person, with, to or in favor of Lender in connection therewith (all of the foregoing, together with this Amendment and the other agreements and instruments delivered hereunder, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         Borrower has requested that Lender (a) consent to certain transactions involving a proposed initial public offering of the common stock of Net Radio Corporation ("Net Radio") the Borrower's majority-owned subsidiary as set forth in Net Radio's Registration Statement under the Securities Act of 1933, as amended, (the "Initial Public Offering"); (b) waive any Events of Default that could arise, or have arisen by reason of Net Radio's issuance of shares of its common stock and options to purchase its common stock as described in the capitalization chart of Exhibit A annexed hereto; (c) release and declare null and void Borrower's covenant of Section 3(h)(i) of the Pledge Agreement with respect to Net Radio; (d) release Lender's security interest in the Pledge Property (as defined in the Pledge Agreement) and any proceeds to Borrower to the extent necessary for Borrower to participate as a selling shareholder in the Initial Public Offering; (e) release Lender's security interest, to the extent any exists, or has ever existed, in any issued and outstanding shares of capital stock not owned directly or beneficially by Borrower; and (f) waive any Events of Default to the extent triggered by the transactions contemplated by the Initial Public Offering including but not limited to, Sections 9.7 relating to Sale of Assets, Consolidation, Merger, Dissolution, Section 9.10 relating to Loans, Investments, Guarantees, etc., and Section 9.12 relating to Transactions with Affiliates. Lender hereby consents and agrees to the foregoing subject to the terms and provision hereof.

         In consideration of the foregoing, the mutual agreements and covenants contained in this Amendment No. 4 to Financing Agreements (this "Amendment"), and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

         1. Consent. Notwithstanding anything contained in the Loan Agreement or Pledge Agreement to the contrary, and subject to the terms and conditions contained herein, Lender hereby consents to the Initial Public Offering.

         2. Waiver. Notwithstanding anything contained in the Loan Agreement or Pledge Agreement to the contrary, Lender hereby waives the Events of Default to the extent triggered by the transactions contemplated by the Initial Public Offering including but not limited to, Sections 9.7 relating to Sale of Assets, Consolidation, Merger, Dissolution, Section 9.10 relating to Loans, Investments, Guarantees, etc., and Section 9.12 relating to Transactions with Affiliates and waives any Events of Default that could arise, or have arisen by reason of Net Radio's issuance of shares of its common stock and options to purchase its common stock as described in the capitalization chart on Exhibit A; provided that, nothing contained herein shall be construed to limit, impair, or otherwise affect Lender's right to declare an Event of Default with respect to any future non-compliance with the above referenced provisions or covenants or any other covenant contained in the Loan Agreement or Pledge Agreement or other terms and provisions of the Loan Agreement, Pledge Agreement or any other Financing Agreements.

         3. Partial Release of Pledge Property. In connection with the Initial Public Offering, Lender hereby releases and declares null and void Borrower's covenant of Section 3(h)(I) of the Pledge Agreement with respect to Net Radio;
(b) releases Lender's security interest in the Pledged Property and any proceeds to Borrower to the extent necessary for Borrower to participate as a selling shareholder in the Initial Public Offering, but in no event shall such release be for greater than fifteen (15%) percent of the Pledged Property; and (c) releases Lender's security interest, to the extent any exists, or has ever existed, in any issued and outstanding shares of capital stock not owned directly or beneficially by Borrower. Nothing contained herein shall release or be deemed to release Lender's security interest in the Pledged Property not so expressly deemed to release Lender's security interest in the Pledged Property not so expressly released hereunder, and only to the extent so released, and in no event shall the terms hereof release Lender's security interest in the remaining eighty-five (85%) percent (or such greater percentage as may be applicable) of the Pledged Property, which shall continue to be subject to the terms of the Pledge Agreement and the other Financing Agreements.

         4. Conditions Precedent. The effectiveness of the consent, waiver and amendments set forth herein shall be subject to the receipt by Lender of each of the following, in form and substance satisfactory to Lender:

            (a) an original of this Amendment, duly authorized, executed and delivered by Borrower;

            (b) all requisite corporate action and proceedings in connection with this Amendment and the documents and instruments to be delivered hereunder shall be in form and substance satisfactory to Lender, and Lender shall have received all information and copies of all documents, including, without limitation, records of requisite corporate action and proceedings which Lender may have requested in connection therewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or governmental authorities; and

            (c) after giving effect to consents and waivers under, and amendments to the Loan Agreement provided in, this Amendment, no Event of Default shall exist or have occurred and no event or condition shall have occurred or exist which with notice or passage of time or both would constitute an Event of Default.

         5. Effect of this Amendment. This Amendment and any instruments and agreements delivered pursuant hereto constitute the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all prior oral or written communications memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except for the specific amendments, consents and waivers expressly set forth herein, no other changes or modifications to or consents or waivers under the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

         6. Further Assurances. Borrower shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

         7. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of Illinois (without giving effect to principles of conflicts of law).

         8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         9. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

         Please sign in the space provided below and return a counterpart of this Amendment, whereupon this Amendment, as so agreed to and accepted, shall become a binding agreement between Borrower and Lender.

                                       Very truly yours,

                                       CONGRESS FINANCIAL CORPORATION
                                       (CENTRAL)



                                       By:

                                       Title:


AGREED AND ACCEPTED:

NAVARRE CORPORATION




By:

Title: